SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2002

                           American Bank Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     000-                (applied for)
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(State or other jurisdiction (Commission File No.)         (I.R.S. Employer
      of incorporation)                                   Identification No.)

Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events
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         On January 2, 2002, American Bank, a  Pennsylvania-chartered  bank (the
"Bank"), reorganized into the holding company structure and became a wholly owned subsidiary of American Bank Incorporated (the "Holding Company") in accordance with an Agreement and Plan of Reorganization (the "Plan") approved and adopted by its Board of Directors on March 20, 2001 and its shareholders on April 17, 2001.

         Pursuant to the Plan, the outstanding shares of common stock, par value $2.50 per share, of the Bank, became, by operation of law, on a one-for-one basis, common stock, par value $.10 per share, of the Holding Company as a Pennsylvania corporation.

         The common stock of the Bank was previously registered with the Board of Governors of the Federal Reserve System under Sections 12(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12g-3 promulgated under the Exchange Act, the common stock of the Holding Company is deemed automatically registered under the Exchange Act. In addition, the common stock and warrants of the Holding Company have been substituted for the common stock and warrants of the Bank, on the OTC Bulletin Board.

         Due to the holding company formation it is necessary for the Holding Company to register the warrants issued in connection with purchases in the initial public offering as an offer for sale of common stock of the Holding Company with the Securities and Exchange Commission ("SEC"). As a result of this legal requirement, until the Holding Company's registration statement for the warrants is filed and is declared effective by the SEC, the Holding Company must suspend the offer to sell shares of the Holding Company that is evidenced by the warrants in order to comply with the Exchange Act. Upon the declaration of effectiveness of the registration statement, the Holding Company will honor all warrants in accordance with the terms of the warrants.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
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         The Index of Exhibits immediately precedes the attached exhibits.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERICAN BANK INCORPORATED



DATE:  January 2, 2002              By:    \s\ Mark W. Jaindl
                                           -------------------------------------
                                           Mark W. Jaindl
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

       Exhibit 2       Agreement and Plan of Reorganization

       Exhibit 3.1     Articles of Incorporation of American Bank Incorporated*

       Exhibit 3.2     Bylaws of American Bank Incorporated*

       Exhibit 4.1     Form of Common Stock Certificate*

       Exhibit 4.2     Form of Warrant Certificate
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*        Incorporated by reference to the Registration Statement on Form SB-2 of
         American Bank Incorporated and American Capital Trust I (File No. 333-75882), as filed with the Securities and Exchange Commission on December 20, 2001.